BlueLinx Investor Presentation November 16, 2017

This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply and/or demand for products that it distributes; inventory management and commodities pricing; new housing starts and inventory levels of existing homes for sale; general economic and business conditions in the United States; acceptance by our customers of our privately branded products; financial condition and creditworthiness of our customers; supply from our key vendors; reliability of the technologies we utilize; the activities of competitors, including consolidation of our competitors; changes in significant operating expenses; fuel costs; risk of losses associated with accidents; exposure to product liability claims; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the “Risk Factors” section in the Form S-3 filed with the Securities and Exchange Commission (“SEC”) on August 28, 2017 and the related prospectus supplement filed with the SEC on October 19, 2017, and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, its quarterly Reports on Form 10-Q, and in its periodic reports filed with the SEC from time to time. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. Unless otherwise indicated, all forward-looking statements are as of the date they are made, and we undertake no obligation to update these forward-looking statements, whether as a result of new information, the occurrence of future events, or otherwise. Some of the forward-looking statements discuss the company’s plans, strategies, expectations and intentions. They use words such as “expects”, “may”, “will”, “believes”, “should”, “approximately”, “anticipates”, “estimates”, “outlook”, and “plans”, and other variations of these and similar words, and one or more of which may be used in a positive or negative context. Immaterial Rounding Differences - Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. Forward-Looking Statements 2

BlueLinx reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company also believes that presentation of certain non-GAAP measures may be useful to investors. Any non-GAAP measures used herein are reconciled to the financial tables set forth in the appendices hereto. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. We define Adjusted EBITDA as an amount equal to net income plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted to exclude certain non-cash items and other adjustments to Consolidated Net Income. Further, we also exclude, as an additional measure, the effects of the operational efficiency initiatives, to determine same-center (comparable) Adjusted EBITDA, which is useful for period over period comparability. We present Adjusted EBITDA (and the exclusion of the effects of the operational efficiency initiatives) because it is a primary measure used by management to evaluate operating performance and, we believe, helps to enhance investors’ overall understanding of the financial performance and cash flows of our business. However, Adjusted EBITDA is not a presentation made in accordance with GAAP, and is not intended to present a superior measure of the financial condition from those determined under GAAP. Adjusted EBITDA, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. We believe Adjusted EBITDA is helpful in highlighting operating trends. We also believe that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. We compensate for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors and trends affecting the business than using GAAP results alone. We define the non-GAAP metrics of adjusted same-center (comparable) net sales and adjusted same-center (comparable) gross profit as net sales and gross profit excluding the effects of both closed facilities and the inventory rationalization initiative. These measures are not a presentation made in accordance with GAAP, and are not intended to present a superior measure of the financial condition from those determined under GAAP. Adjusted same-center net sales and adjusted same-center gross profit, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. We believe adjusted same-center net sales and adjusted same-center gross profit are helpful in presenting comparability across periods without the full-year effect of our operational efficiency initiatives. We also believe that these non-GAAP metrics are used by securities analysts, investors, and other interested parties in their evaluation of our company, to illustrate the effects of these initiatives. We compensate for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors and trends affecting the business than using GAAP results alone. We believe supplementary GAAP-based information such as operating working capital and debt principal are helpful to investors in explaining the impacts of our operating efficiencies. Operating working capital is defined as current assets less current liabilities plus the current portion of long-term debt. Operating working capital is an important measure we use to determine the efficiencies of our operations and our ability to readily convert assets into cash. Debt principal is defined as the principal amount of debt payable at the stated period-end date and is used by management to monitor our progress in meeting our goals to reduce the debt on our balance sheet. Non-GAAP Financial Measures 3

Executive Management

	Executive	Time Period	Role
	**Mitchell B. Lewis,** *CEO, President and Director*	▪ 2014 – Present ▪ 2008 – 2014 ▪ 1998 - 2008 ▪ 1992 – 1998 ▪ 1987 – 1989	▪ CEO, BlueLinx ▪ CEO, Euramax International ▪ SVP, EVP, COO Euramax International ▪ President, Amerimax Building Products ▪ Attorney, Alston & Bird LLP
	**Susan C. O'Farrell,** *CFO and Treasurer*	▪ 2014 – Present ▪ 1999 – 2014 ▪ 1996 – 1999 ▪ 1984 – 1996	▪ CFO and Treasurer, BlueLinx ▪ VP of Finance, The Home Depot ▪ Director, Southern Company Gas ▪ Associate Partner, Accenture
	**Shyam K. Reddy,** *Chief Admin. Officer, General Counsel and Corporate Secretary*	▪ 2015 – Present ▪ 2013 – 2015 ▪ 2010 – 2013 ▪ 2000 – 2010	▪ Chief Administrative Officer, General Counsel & Corporate Secretary, BlueLinx ▪ Chief Administrative Officer, General Counsel & Corporate Secretary, Euramax International ▪ Regional Administrator, U.S. GSA ▪ Partner, Kilpatrick Townsend & Stockton LLP
	**John Tisera,** *SVP Sales & Marketing*	▪ 2017 – Present ▪ 2015 – 2016 ▪ 2006 – 2015 ▪ 2003 – 2006 ▪ 1988 - 2003	▪ Senior Vice President, Sales & Marketing, BlueLinx ▪ Executive Vice President, Anixter Power Solutions ▪ President, HD Power Solutions, HD Supply Crown Bolt ▪ VP Sales, Stanley, Black & Decker ▪ Sales & Operational leadership roles at General Electric

Board of Directors

- Dom DiNapoli, Director
- Kim S. Fennebresque, Chairman
- Alan H. Schumacher, Director
- Mitchell B. Lewis, Director
- Steven F. Mayer, Director
- J. David Smith, Director

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BlueLinx Overview  BlueLinx operates 39 warehouses across the central and eastern United States with approximately 1,600 employees  Revenue generated from the sale of structural and specialty products  Structural and specialty products are utilized in home construction  The company offers over 10,000 branded and private- label products  BlueLinx also provides a wide-range of value-added services, including:  Milling & fabrication services  “Less-than-truckload” delivery services  Inventory stocking & automated order processing  Backhaul services  Several end markets including new residential and light commercial construction, industrial OEM, and residential repair & remodel  Bluelinx’s product suite provides a “one-stop” shopping experience for its customers Denotes corporate headquarters in Atlanta, Georgia NATIONAL FOOTPRINT STRUCTURAL PRODUCTS Representative Products  Lumber  Plywood  Rebar  Remesh  Oriented Strand Board SPECIALTY PRODUCTS Representative Products  Outdoor Living  Particle Board  Insulation  Moulding  Roofing & Siding  Engineered Lumber 5

Diversified Customer Base Industrial Manufacturers Makers of furniture, sheds, crates and other wood-based products Regional Dealers Contractors, builders, renovators and other end-users National Dealers Contractors, builders, renovators and other end-users Home Improvement Centers Retailers with national scale Manufactured Housing Makers of mobile homes, prefab homes and RVs BlueLinx has an extensive roster of high-quality national and regional customers 6

Strong Revenue Base With Improving Margins 1. Results are adjusted for the impact of the Company’s Operational Efficiency Initiatives 2. Four quarter average of Operating Working Capital (Current Assets – Current Liabilities + current portion of long-term debt) Improving Same Center1 financial results across all key metrics $1,644 $1,752 $1,801 FY 2016 TTM Sep 2017 FY 2015 ADJ. SAME CENTER SALES GROWTH 12.6% 12.5% 11.8% FY 2016 TTM Sep 2017 FY 2015 SAME CENTER ADJ. GROSS MARGIN IMPROVEMENT $19 $34 $40 TTM Sep 2017 FY 2015 FY 2016 SAME CENTER ADJ. EBITDA GROWTH $329 $277 $255 FY 2016 TTM Sep 2017 FY 2015 AVG. OPERATING WORKING CAPITAL2 ($ in millions) ($ in millions) ($ in millions) 7

Investment Highlights OPPORTUNITY TO DE-LEVER THROUGH REAL ESTATE MONETIZATION 4 INDUSTRY CONSOLIDATION 2 LEVERAGING TECHNOLOGY TO ENHANCE MARGIN 3 ABILITY TO CAPITALIZE ON STRONG HOUSING MARKET MOMENTUM 1 8

Market Growth Potential Source: United States Census Bureau Single Family Housing Starts Vs. Population Growth 0 500 1,000 1,500 2,000 0 50 100 150 200 250 300 350 1975 1980 1985 1990 1995 2000 2005 2010 2016 Total US Population SF Housing Starts U.S. Population (in millions) Single Family Housing Starts (000’s) Single family housing starts 30% growth to reach the long-run annual average (1,035)  The company is well-positioned to continue to grow market share as:  Leading economic indicators continue to paint a favorable picture for building products and its distribution  Population growth indicates demand for building products should continue to grow  ROOM TO RUN: Single family housing growth; 30% just to reach historical average Market Poised for Growth 9

Industry Consolidation

BXC benefits from wholesale distribution consolidation in a number of ways

Benefits of Consolidation
▪ Enables BXC to capture market share through market disruption
▪ Greater institutional involvement in the space
▪ Relevance to manufacturers is enhanced

Recent Consolidation

Manufactures	Two-Step Distributors	Lumberyards / Retailers
▪ Weyerhaeuser / Plum Creek ▪ Boise Cascade / Wood Products LLC ▪ Boise Cascade / Georgia Pacific EWP ▪ West Fraser / Gilman ▪ Canfor / Anthony Forest Products ▪ Norbord / Ainsworth	▪ US Lumber / Madison Dearborn Partners ▪ NILCO / Platinum Equity ▪ US Lumber / NILCO	▪ BMC / Stock Building Supply ▪ Builders FirstSource / ProBuild ▪ US LBM / Ridout Lumber

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Developed Internally Well-Positioned to Reap Benefits of Technology Enhancements (Since 2008) Investment Initiatives Corporate Enhancements Data Analysis Sales Optimization Profitability Analytics  Replaced legacy routing tool with sophisticated onboard computers  3D modeling for structural design with material requirements and pricing  Variable contribution margin tool to analyze profitability from customers / products  Remote order entry, sales reporting and inventory for sales personal via tablets  Customer self service through e-commerce platform  Enhanced data reporting and visualization Supply Chain Optimization  Improved demand forecasting and ability meet product demand  Real-time order and truck tracking. Paperless driver logs/accident report  Advanced financial reporting, inventory management and logistics  Provides sales force with detailed customer /purchasing data and advanced call routing BXC continues to invest in technologies that drive profitability and improve operating efficiencies Developed Internally Developed Internally Leveraging Technology to Enhance Margin 11

BlueLinx Leverage with Sale Leasebacks 7.9x 6.1x 2.3x 1 Assumes a 9% cap rate on sale leasebacks and 50% rent expense/50% mortgage interest Leverage Sensitivity Analysis Illustrative Sale Leaseback Sensitivity With $98M SLB With $250M SLB Credit Facility 218$ 218$ 66$ CMBS Mortgage Loan Balance 98 0 0 Total Bank Debt 316$ 218$ 66$ Net Proceeds from Sale Leasebacks 0 98 250 TTM dj. EBITDA 40 40 40 Rent Expense for Sale-Leasebacks 1 0 (4) (11) TTM Adj. EBITDA less Rent Expense 40$ 36$ 29$ Total Bank Debt / Adjusted EBITDA 7.9x 6.1x 2.3x Q3 2017 Actual Pro Forma The value of our underlying real estate is important when assessing BlueLinx leverage Today $98M SLB $250M SLB In millions 12 Opportunity to Delever

Key Initiatives The Company’s initiatives seek to solidify its place as a market leader Emphasize Sales Growth  Emphasize local customer interaction to grow market share  Develop and deploy best practices in selling processes  Prioritize underpenetrated markets and products 1 Closely Manage Real Estate Value and Working Capital Management  Assessing sale of certain real estate assets  Continue working capital emphasis 3 Enhance Margins  Emphasis on products and markets with high margin profiles  Differentiate offering based on customer characteristics  Maintain price discipline with systematic pricing processes 2 America’s Building Products Distributor 13

Strong Collateral Base

BlueLinx's real estate and working capital are substantially greater than its bank debt

- The Company has high-quality ABL collateral, significantly exceeding the total net ABL debt
  - Inventory with quick turnover and low obsolescence
  - Relatively low bad debt expense over the last three years
- Real estate value well above the associated mortgage debt
- Excellent recovery of working capital assets from 2016 strategic initiatives
  - Inventory: ~94%
  - Accounts Receivable: ~99%

Capitalization *($ millions)*	**9/30/2017**
Working Capital	
Accounts Receivable	174
Inventory	207
Total Working Capital Assets	**381**
Total Net ABL Debt[1]	(212)
Working Capital Asset Value Above ABL	**168**
BlueLinx Estimated Real Estate[1]	269
Total Mortgage Debt	(98)
Real Estate Value Above Mortgage Debt	**171**
Revolving Credit Facility[2]	212
Existing CMBS Loan	98
Total Net Debt	**310**
Total Working Capital & RE Value Above Debt	**340**
Leverage & Asset Ratios	
(A/R + Inventory) / (Total Net ABL Debt)	*1.8x*
Total Assets / Total Net Debt	*2.1x*

1. Based on extrapolation of net proceeds from 13 property sales in 2016/2017 relative to their net book value
2. Revolving Credit Facility, net of balance sheet cash of $4.8M

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$335 $291 $255 6.7% 12.0% 15.6% 1.0% 3.0% 5.0% 7.0% 9.0% 11.0% 13.0% 15.0% 17.0% $0 $50 $100 $150 $200 $250 $300 $350 $400 Q3 '15 Q3 '16 Q3 '17 Operating Working Capital ROWC Q3 Return on Working Capital Trend Return on Working Capital: TTM Adjusted EBITDA / TTM Average Operating Working Capital Operating Working Capital: Current Assets less Current Liabilities plus the current portion of long-term debt Q3 '15 Q3 '16 Q3 '17 TTM Adj. EBITDA $22.5M $34.9M $39.8M Avg. Operating Working Capital $335M $291M $255M Adjusted ROWC 6.7% 12.0% 15.6% Successful Reduction of Working Capital Accelerating operating performance with Adjusted EBITDA growth and working capital reductions ($ in millions) 15

Real estate monetization has generated proceeds that provided opportunities to continue to delever 4 Continued consolidation in the market likely to provide near-term opportunities for market-share capture 3 Strategically positioned professionals to capitalize on positive momentum in single family housing industry To date, BlueLinx has largely executed on its strategic objectives and is well-positioned for continued outperformance America’s Building Products Distributor Demonstrated operational improvement and efficiency expected to facilitate future growth 1 Conclusion 2 16 Conclusion 16

Appendix

Statements of Income In thousands, except per share data (unaudited) 2017 2016 2017 2016 Q3 Q3 Q3 YTD Q3 YTD Net sales $ 479,318 $ 476,049 $ 1,381,927 $ 1,459,386 Cost of sales 418,773 415,999 1,206,402 1,284,354 Gross profit 60,545 60,050 175,525 175,032 Operating expenses (income): Selling, general, and administrative 46,817 49,152 148,742 157,006 Gains from sales of property — (13,940) (6,700) (14,701) Depreciation and amortization 2,249 2,220 6,865 7,091 Total operating expenses 49,066 37,432 148,907 149,396 Operating income 11,479 22,618 26,618 25,636 Non-operating expenses (income): Interest expense 5,670 6,105 16,280 19,562 Other income, net — (17) (2) (255) Income before provision for income taxes 5,809 16,530 10,340 6,329 Provision for income taxes 123 1,522 832 609 Net income $ 5,686 $ 15,008 $ 9,508 $ 5,720 Basic earnings per share $ 0.63 $ 1.69 $ 1.05 $ 0.64 Diluted earnings per share $ 0.62 $ 1.68 $ 1.04 $ 0.64 18

Balance Sheets In thousands, except share data (unaudited) September 30, 2017 December 31, 2016 Assets: Current assets: Cash $ 5,590 $ 5,540 Receivables, less allowances of $2,738 and $2,733, respectively 173,748 125,857 Inventories, net 206,788 191,287 Other current assets 21,063 23,126 Total current assets 407,189 345,810 Property and equipment: Land and land improvements 30,715 34,609 Buildings 84,772 80,131 Machinery and equipment 75,133 72,122 Construction in progress 428 3,104 Property and equipment, at cost 191,048 189,966 Accumulated depreciation (105,846) (101,644) Property and equipment, net 85,202 88,322 Other non-current assets 13,969 10,005 Total assets $ 506,360 $ 444,137 In thousands, except share data (unaudited) September 30, 2017 December 31, 2016 Liabilities: Current liabilities: Accounts payable $ 97,606 $ 82,735 Bank overdrafts 21,641 21,696 Accrued compensation 8,491 8,349 Current maturities of long-term debt, net of discount of $480 and $201, respectively 54,521 29,469 Other current liabilities 15,081 12,092 Total current liabilities 197,340 154,341 Non-current liabilities: Long-term debt, net of discount of $1,766 and $2,544, respectively 258,789 270,792 Pension benefit obligation 31,452 34,349 Other non-current liabilities 37,922 14,496 Total liabilities 525,503 473,978 Stockholders’ deficit: Common Stock, $0.01 par value, Authorized - 20,000,000 shares, Issued and Outstanding - 9,098,221 and 9,031,263, respectively 91 90 Additional paid-in capital 258,854 257,972 Accumulated other comprehensive loss (36,433) (36,651) Accumulated stockholders’ deficit (241,655) (251,252) Total stockholders’ deficit (19,143) (29,841) Total liabilities and stockholders’ deficit $ 506,360 $ 444,137 19

Annual Adjusted EBITDA 20 2017 2016 2016 2015 2015 Sep TTM FY Sep TTM FY Sep TTM Net income (loss) $ 19,873 $ 16,085 $ (343) $(11,576) $ (13,154) Adjustments: Depreciation and amortization 9,116 9,342 9,677 9,741 9,452 Interest expense 21,616 24,898 26,546 27,342 27,039 Provision for (benefit from) income taxes 1,344 1,121 3,026 153 (1,887) Gain from sales of property (20,095) (28,097) (14,701) - - Share-based compensation expense 2,377 2,193 2,158 2,051 2,093 Multi-employer pension w ithdraw al 5,500 - - - - Restructuring, severance, and legal, and other 34 7,361 5,015 (2,903) (1,029) Refinancing-related expenses - 3,518 3,518 - - Adjusted EBITDA $ 39,765 $ 36,421 $ 34,896 $ 24,808 $ 22,514 Adjusted EBITDA $ 39,765 $ 36,421 $ 34,896 $ 24,808 $ 22,514 Less: non-GAAP adjustments - 1,954 1,347 5,466 5,684 Same-center Adjusted EBITDA $ 39,765 $ 34,467 $ 33,549 $ 19,342 $ 16,830

Comparable Same-Center Schedule 21 2017 2016 2017 2016 2017 2016 2016 2015 Q3 Q3 Q3 YTD Q3 YTD Sep TTM Sep TTM FY FY Net sales $479.3 $476.0 $1,381.9 $1,459.4 $1,803.6 $1,887.5 $1,881.0 $1,916.6 Less: non-GAAP adjustments $ - $ 12.0 $ - $ 124.9 $ 2.8 $ 181.9 $ 129.2 $ 272.5 Adjusted same-center net sales $479.3 $464.0 $1,381.9 $1,334.5 $1,800.8 $1,705.6 $1,751.8 $1,644.1 Gross profit $ 60.5 $ 60.1 $ 175.5 $ 175.0 $ 227.9 $ 226.5 $ 227.4 $ 222.5 Less: non-GAAP adjustments $ - $ 1.2 $ - $ 5.4 $ 0.4 $ 10.8 $ 7.6 $ 28.4 Adjusted same-center gross profit $ 60.5 $ 58.9 $ 175.5 $ 169.6 $ 227.5 $ 215.7 $ 219.8 $ 194.1 $ in millions (unaudited)

Debt Principal $ in thousands 2017 2016 Q3 Q3 Change Revolving credit facilities - principal $ 217,708 $ 223,157 $ (5,449) Mortgage - principal 97,847 142,159 (44,312) Total $ 315,555 $ 365,316 $ (49,761) 22

Operating Working Capital $ in thousands 2017 2016 Q3 Q3 Change Current assets: Cash $ 5,590 $ 4,704 $ 886 Receivables, less allowance for doubtful accounts 173,748 163,388 10,360 Inventories, net 206,788 207,909 (1,121) Other current assets 21,063 25,176 (4,113) Total current assets $ 407,189 $ 401,177 $ 6,012 Current liabilities: Accounts Payable (1) $ 119,247 $ 109,331 $ 9,916 Accrued compensation 8,491 7,581 910 Current maturities of long-term debt, net of discount 54,521 44,909 9,612 Other current liabilities 15,081 12,728 2,353 Total current liabilities $ 197,340 $ 174,549 $ 22,791 Operating working capital $ 264,370 $ 271,537 $ (7,167) (1) Accounts payable includes bank overdrafts 23

Please reference our Earnings Release and 10-Q available on our website www.BlueLinxCo.com